EXHIBIT 99.3

                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005


                                                                Three Months Ended            Six Months Ended
                                                                    June 30,                     June 30,
                                                              ------------------------      ------------------------
                                                                 2005          2004            2005          2004
                                                              ----------    ----------      ----------    ----------
REVENUES:
Minimum rents                                                 $ 127,378     $ 113,487       $ 257,809     $ 221,937
Percentage rents                                                  1,758         1,472           9,857         8,157
Other rents                                                       2,795         2,456           5,920         5,242
Tenant reimbursements                                            58,315        50,523         119,101        98,519
Management, development and leasing fees                          3,773         1,716           6,818         3,511
Other                                                             4,977         5,849          10,396        10,296
                                                              ----------    ----------      ----------    ----------
Total revenues                                                  198,996       175,503         409,901       347,662
                                                              ----------    ----------      ----------    ----------

EXPENSES:
Property operating                                               28,361        26,350          60,026        53,995
Depreciation and amortization                                    43,339        32,878          84,625        65,434
Real estate taxes                                                15,892        14,095          31,343        27,176
Maintenance and repairs                                          11,926        10,174          24,271        20,367
General and administrative                                        9,234         7,992          18,420        16,225
Loss on impairment of real estate assets                              -             -             262             -
Other                                                             3,057         4,923           6,487         7,955
                                                              ----------    ----------      ----------    ----------
Total expenses                                                  111,809        96,412         225,434       191,152
                                                              ----------    ----------      ----------    ----------
Income from operations                                           87,187        79,091         184,467       156,510
Interest income                                                   2,594           706           4,277         1,586
Interest expense                                                (50,255)      (42,798)        (99,176)      (83,232)
Loss on extinguishment of debt                                        -             -            (884)            -
Gain on sales of real estate assets                               4,382         4,955           7,096        24,780
Equity in earnings of unconsolidated affiliates                   2,683         2,682           5,774         5,546
Minority interest in earnings:
Operating partnership                                           (16,895)      (17,840)        (37,721)      (42,874)
Shopping center properties                                       (1,178)       (1,819)         (2,575)       (3,058)
                                                              ----------    ----------      ----------    ----------
Income before discontinued operations                            28,518        24,977          61,258        59,258
Operating income (loss) of discontinued operations                  (39)          622             266           951
Gain (loss) on discontinued operations                              (54)          525             (86)          520
                                                              ----------    ----------      ----------    ----------
Net income                                                       28,425        26,124          61,438        60,729
Preferred dividends                                              (7,642)       (4,416)        (15,284)       (8,832)
                                                              ----------    ----------      ----------    ----------
Net income available to common shareholders                   $  20,783     $  21,708       $  46,154     $  51,897
                                                              ==========    ==========      ==========    ==========
Basic per share data:
Income before discontinued operations, net of preferred
 dividends                                                    $    0.33     $    0.34       $    0.73     $    0.83
Discontinued operations                                           (0.00)         0.02            0.01          0.02
                                                              ----------    ----------      ----------    ----------
Net income available to common shareholders                   $    0.33     $    0.35       $    0.74     $    0.85
                                                              ==========    ==========      ==========    ==========
Weighted average common shares outstanding                       62,685        61,200          62,567        60,928

Diluted per share data:
Income before discontinued operations, net of preferred
 dividends                                                    $    0.32     $    0.32       $    0.71     $    0.80
Discontinued operations                                           (0.00)         0.02            0.00          0.02
                                                              ----------    ----------      ----------    ----------
Net income available to common shareholders                   $    0.32     $    0.34       $    0.71     $    0.82
                                                              ==========    ==========      ==========    ==========
Weighted average common and potential dilutive
common shares outstanding                                        65,004        63,510          64,895        63,372

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
                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                     Three Months Ended            Six Months Ended
                                                                         June 30,                     June 30,
                                                                  ------------------------      ------------------------
                                                                     2005          2004            2005          2004
                                                                  ----------    ----------      ----------    ----------
Net income available to common shareholders                        $ 20,783      $ 21,708        $ 46,154      $ 51,897
Add:
Depreciation and amortization from consolidated properties           43,339        32,878          84,625        65,434
Depreciation and amortization from unconsolidated affiliates          2,210         1,547           3,920         2,743
Depreciation and amortization from discontinued operations                -           156               -           345
Minority interest in earnings of operating partnership               16,895        17,840          37,721        42,874
Less:
(Gain) loss on sales of operating real estate assets                    397        (4,484)            174       (23,565)
Minority investors' share of depreciation and amortization             (289)         (304)           (651)         (597)
(Gain) loss on discontinued operations                                   54          (525)             86          (520)
Depreciation and amortization of non-real estate assets                (186)          (78)           (365)         (213)
                                                                  ----------    ----------      ----------    ----------
Funds from operations                                              $ 83,203      $ 68,738       $ 171,664     $ 138,398
                                                                  ==========    ==========      ==========    ==========

Funds from operations applicable to Company shareholders           $ 45,646      $ 37,732        $ 94,228     $  75,814
                                                                  ==========    ==========      ==========    ==========
Basic per share data:
Funds from operations                                              $   0.73      $   0.62        $   1.51     $    1.24
                                                                  ==========    ==========      ==========    ==========
Weighted average common shares outstanding with operating
 partnership units fully converted                                  114,134       111,490         113,923       111,220
Diluted per share data:
Funds from operations                                              $   0.71      $   0.60        $   1.48     $    1.22
                                                                  ==========    ==========      ==========    ==========
Weighted average common and potential dilutive common shares
  outstanding with operating parntership units fully converted       116,452       113,802         116,251       113,664

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees                                             $    178      $  1,444        $  2,426     $   2,601
   Lease termination fees per share                                $      -      $   0.01        $   0.02     $    0.02

Straight-line rental income                                        $  1,327      $    596        $  2,852     $   1,242
   Straight-line rental income per share                           $   0.01      $   0.01        $   0.02     $    0.01

Gains on outparcel sales                                           $  6,023      $    705        $  8,633     $   2,041
   Gains on outparcel sales per share                              $   0.05      $   0.01        $   0.07     $    0.02

Amortization of acquired above- and below-market leases            $  1,279      $    607        $  2,812     $   1,242
   Amortization of acquired above- and below-market leases
   per share                                                       $   0.01      $   0.01        $   0.02     $    0.01

Amortization of debt premiums                                      $  1,948      $  1,166        $  3,661     $   2,139
   Amortization of debt premiums per share                         $   0.02      $   0.01        $   0.03     $    0.02

Gain on sales of non operating properties                          $    406      $      -        $    815     $       -
   Gain on sales of non operating properties per share             $      -      $      -        $   0.01     $       -

Loss on impairment of real estate assets                           $      -      $      -        $   (262)    $       -
   Loss on impairment of real estate assets per share              $      -      $      -        $      -     $       -

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
                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005


Same-Center Net Operating Income
(Dollars in thousands)

                                                                    Three Months Ended    Six Months Ended
                                                                          June 30,             June 30,
                                                                 ---------------------------------------------
                                                                     2005       2004         2005      2004
                                                                 ----------  ----------  ---------  ----------
Net income                                                         $ 28,425  $ 26,124     $ 61,438  $ 60,729

Adjustments:
Depreciation and amortization                                        43,339    32,878       84,625    65,434
Depreciation and amortization from unconsolidated affiliates          2,210     1,547        3,920     2,743
Depreciation and amortization from discontinued operations                -       156            -       345
Minority investors' share of depreciation and amortization in
   shopping center properties                                          (289)     (304)        (651)     (597)
Interest expense                                                     50,255    42,798       99,176    83,232
Interest expense from unconsolidated affiliates                       3,538     1,658        6,060     3,077
Interest expense from discontinued operations                             -         9            -        20
Minority investors' share of interest expense in
   shopping center properties                                          (392)     (369)        (770)     (702)
Loss on extinguishment of debt                                            -         -          884         -
Abandoned projects expense                                               17     1,240          138     1,685
Gain on sales of real estate assets                                  (4,382)   (4,955)      (7,096)  (24,780)
Loss on impairment of real estate assets                                  -         -          262         -
Gain on sales of real estate assets of unconsolidated affiliates     (1,689)        -       (2,623)     (592)
Minority interest in earnings of operating partnership               16,895    17,840       37,721    42,874
(Gain) loss on discontinued operations                                   54      (525)          86      (520)
                                                                 ----------  ----------  ---------  ----------
Operating partnership's share of total NOI                          137,981   118,097      283,170   232,948
General and administrative expenses                                   9,234     7,992       18,420    16,225
Management fees and non-property level revenues                      (7,283)   (1,786)     (12,815)   (5,317)
                                                                 ----------  ----------  ---------  ----------
Operating partnership's share of property NOI                       139,932   124,303      288,775   243,856
NOI of non-comparable centers                                       (24,716)  (11,948)     (48,099)  (16,485)
                                                                 ----------  ----------  ---------  ----------
Total same center NOI                                             $ 115,216  $112,355    $ 240,676  $227,371
                                                                 ==========  ==========  =========  ==========

Malls                                                             $ 106,088  $102,946    $ 221,983  $209,137
Associated centers                                                    5,580     4,971       11,039    11,322
Community centers                                                     1,044       867        2,354     1,381
Other                                                                 2,504     3,571        5,300     5,531
                                                                 ----------  ----------  ---------  ----------
Total same center NOI                                             $ 115,216  $112,355    $ 240,676  $227,371
                                                                 ==========  ==========  =========  ==========

Percentage Change:
Malls                                                                  3.1%                   6.1%
Associated centers                                                    12.3%                  -2.5%
Community centers                                                     20.4%                  70.5%
Other                                                                -29.9%                  -4.2%
                                                                 ----------              ---------
Total same center NOI                                                  2.5%                   5.9%
                                                                 ==========              =========

                                     -MORE-

                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                         June 30, 2005
                                                                    ------------------------------------------------------
                                                                        Fixed Rate       Variable Rate        Total
                                                                    -------------------  -------------  ------------------
Consolidated debt                                                          $ 2,778,311      $ 680,530         $ 3,458,841
Minority investors' share of consolidated debt                                 (52,436)             -             (52,436)
Company's share of unconsolidated affiliates' debt                             121,715         87,167             208,882
                                                                    -------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                    $ 2,847,590      $ 767,697         $ 3,615,287
                                                                    ===================  =============  ==================
Weighted average interest rate                                                   6.36%          4.26%               5.91%
                                                                    ===================  =============  ==================

                                                                                         June 30, 2004
                                                                    ------------------------------------------------------
                                                                        Fixed Rate       Variable Rate        Total
                                                                    -------------------  -------------  ------------------
Consolidated debt                                                          $ 2,366,070      $ 729,365         $ 3,095,435
Minority investors' share of consolidated debt                                 (53,365)             -             (53,365)
Company's share of unconsolidated affiliates' debt                              58,885        121,041             179,926
                                                                    -------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                    $ 2,371,590      $ 850,406         $ 3,221,996
                                                                    ===================  =============  ==================
Weighted average interest rate                                                   6.56%          2.36%               5.45%
                                                                    ===================  =============  ==================


Debt-To-Total-Market Capitalization Ratio as of June 30, 2005
(In thousands, except stock price)

                                                                          Shares
                                                                       Outstanding       Stock Price (1)      Value
                                                                    -------------------  -------------  ------------------
Common stock and operating partnership units                                   115,162      $ 43.07          $  4,960,027
8.75% Series B Cumulative Redeemable Preferred Stock                             2,000        50.00               100,000
7.75% Series C Cumulative Redeemable Preferred Stock                               460       250.00               115,000
7.375% Series D Cumulative Redeemable Preferred Stock                              700       250.00               175,000
                                                                                                        ------------------
Total market equity                                                                                             5,350,027
Company's share of total debt                                                                                   3,615,287
                                                                                                        ------------------
Total market capitalization                                                                                  $  8,965,314
                                                                                                        ==================
Debt-to-total-market capitalization ratio                                                                           40.3%
                                                                                                        ==================

     (1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2005. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                             Three Months Ended                  Six Months Ended
                                                                  June 30,                            June 30,
                                                     ----------------------------------  ---------------------------------
2005:                                                   Basic            Diluted            Basic            Diluted
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares - EPS                              62,685               65,004         62,567              64,895
Weighted average operating partnership units               51,449               51,448         51,356              51,356
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares- FFO                              114,134              116,452        113,923             116,251
                                                     =============  ===================  =============  ==================

2004:
Weighted average shares - EPS                              61,200               63,510         60,928              63,372
Weighted average operating partnership units               50,290               50,292         50,292              50,292
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares- FFO                              111,490              113,802        111,220             113,664
                                                     =============  ===================  =============  ==================

Dividend Payout Ratio

                                                             Three Months Ended                  Six Months Ended
                                                                  June 30,                            June 30,
                                                     ----------------------------------  ---------------------------------
                                                         2005              2004              2005             2004
                                                     -------------  -------------------  -------------  ------------------
Weighted average dividend per share                     $ 0.40861            $ 0.36270      $ 0.81800           $ 0.72540
FFO per diluted, fully converted share                  $    0.71            $    0.60      $    1.48           $    1.22
                                                     -------------  -------------------  -------------  ------------------
Dividend payout ratio                                       57.6%                60.5%          55.3%               59.5%
                                                     =============  ===================  =============  ==================


                                     -MORE-

                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                             June 30,      December 31,
                                                               2005           2004
                                                           -----------     ------------
ASSETS
Real estate assets:
Land                                                       $  666,681      $  659,782
Buildings and improvements                                  4,820,211       4,670,462
                                                           -----------     ------------
                                                            5,486,892       5,330,244
Less: accumulated depreciation                               (651,614)       (575,464)
                                                           -----------     ------------
                                                            4,835,278       4,754,780
Real estate assets held for sale                                    -          61,607
Developments in progress                                      170,131          78,393
                                                           -----------     ------------
Net investment in real estate assets                        5,005,409       4,894,780
Cash and cash equivalents                                      37,888          25,766
Receivables:
Tenant, net of allowance                                       35,326          38,409
Other                                                          10,216          13,706
Mortgage notes receivable                                      18,301          27,804
Investment in unconsolidated affiliates                        98,737          84,782
Other assets                                                  119,047         119,253
                                                           -----------     ------------
                                                           $5,324,924      $5,204,500
                                                           ===========     ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable                           $3,458,841      $3,359,466
Mortgage notes payable on real estate assets held for sale          -          12,213
Accounts payable and accrued liabilities                      222,894         212,064
                                                           -----------     ------------
Total liabilities                                           3,681,735       3,583,743
                                                           -----------     ------------
Commitments and contingencies
Minority interests                                            577,115         566,606
                                                           -----------     ------------
Shareholders' equity:
Preferred stock, $.01 par value                                    32              32
Common stock, $.01 par value                                      633             626
Additional paid-in capital                                  1,049,974       1,025,479
Deferred compensation                                         (10,570)         (3,081)
Retained earnings                                              26,005          31,095
                                                           -----------     ------------
Total shareholders' equity                                  1,066,074       1,054,151
                                                           -----------     ------------
                                                           $5,324,924      $5,204,500
                                                           ===========     ============

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Quarterly Report on Form 10-Q when filed for complete balance sheet as of June 30, 2005.

                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005


The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                Three Months Ended   Six Months Ended
                                                                      June 30,            June 30,
                                                                -----------------------------------------
                                                                  2005       2004      2005       2004
                                                                ---------  --------- ---------  ---------
EBITDA:
Net Income                                                      $ 28,425   $ 26,124  $ 61,438   $ 60,729

Adjustments:
Depreciation and amortization                                     43,339     32,878    84,625     65,434
Depreciation and amortization from unconsolidated affiliates       2,210      1,547     3,920      2,743
Depreciation and amortization from discontinued operations             -        156         -        345
Minority investors' share of depreciation and amortization in
   shopping center properties                                       (289)      (304)     (651)      (597)
Interest expense                                                  50,255     42,798    99,176     83,232
Interest expense from unconsolidated affiliates                    3,538      1,658     6,060      3,077
Interest expense from discontinued operations                          -          9         -         20
Minority investors' share of interest expense in
   shopping center properties                                       (392)      (369)     (770)      (702)
Income taxes                                                         947        819     1,301      1,265
Loss on extinguishment of debt                                         -          -       884          -
Loss on impairment of real estate assets                               -          -       262          -
Abandoned projects expense                                            17      1,240       138      1,685
(Gain) loss on sales of operating real estate assets                 397     (4,484)      174    (23,565)
Minority interest in earnings of operating partnership            16,895     17,840    37,721     42,874
(Gain) loss on discontinued operations                                54       (525)       86       (520)
                                                                ---------  --------- ---------  ---------
Company's share of total EBITDA                                 $145,396   $119,387  $294,364   $236,020
                                                                =========  ========= =========  =========

Interest Expense:
Interest expense                                                $ 50,255   $ 42,798  $ 99,176   $ 83,232
Interest expense from discontinued operations                          -          9         -         20
Interest expense from unconsolidated affiliates                    3,538      1,658     6,060      3,077
Minority investors' share of interest expense in
   shopping center properties                                       (392)      (369)     (770)      (702)
                                                                ---------  --------- ---------  ---------
Company's share of total interest expense                       $ 53,401   $ 44,096  $104,466   $ 85,627
                                                                =========  ========= =========  =========

Ratio of EBITDA to Interest Expense                                 2.72       2.71      2.82       2.76
                                                                =========  ========= =========  =========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                Three Months Ended   Six Months Ended
                                                                      June 30,            June 30,
                                                                -----------------------------------------
                                                                  2005       2004      2005       2004
                                                                ---------  --------- ---------  ---------

Company's share of total EBITDA                                 $145,396   $119,387  $294,364   $236,020
Interest expense                                                 (50,255)   (42,807)  (99,176)   (83,252)
Minority investors' share of interest expense in
   shopping center properties                                        392        369       770        702
Income taxes                                                        (947)      (819)   (1,301)    (1,265)
Amortization of deferred financing costs and non real estate       1,377      1,644     3,399      3,397
   depreciation included in operating expense
Amortization of debt premiums                                     (1,906)    (1,125)   (3,584)    (2,057)
Amortization of above and below market leases                     (1,307)      (568)   (2,838)    (1,171)
Depreciation and interest expense from unconsolidated affiliates  (5,748)    (3,205)   (9,980)    (5,820)
Minority investors' share of depreciation and amortization in        289        304       651        597
       shopping center properties
Minority interest in earnings - shopping center properties         1,178      1,819     2,575      3,058
Gains on outparcel sales                                          (4,779)      (471)   (7,270)    (1,215)
Issuances of stock under incentive plan                              (39)       269       771      1,268
Amortization of deferred compensation                                470        164       669        257
Accrual of deferred compensation                                     129        111       251        230
Changes in operating assets and liabilities                       10,928     (3,682)   (7,775)      (612)
                                                                ---------  --------- ---------  ---------
Cash flows provided by operating activities                     $ 95,178   $ 71,390  $171,526   $150,137
                                                                =========  ========= =========  =========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

Schedule of Mortgage and Other Notes Payable as of June 30, 2005
(Dollars In thousands )

                                                                                                     Balance
                                                    Maturity    Interest                   ----------------------------
Location                Property                      Date        Rate         Balance          Fixed       Variable
-----------------------------------------------------------------------------------------------------------------------
Hattiesburg, MS         Turtle Creek Mall            Mar-06         7.400%        $ 30,029        $ 30,029    $      -
Chesapeake, VA          Greenbrier Mall              Apr-06         4.313%          92,650               -      92,650
Akron, OH               Chapel Hill Mall             May-06         4.130%          64,000               -      64,000
Akron, OH               Chapel Hill Surburban        May-06         4.190%           2,500               -       2,500
Midland MI              Midland Mall                 Jun-06         4.313%          30,000               -      30,000
Brookfield, IL          Brookfield Square            Jul-06         7.498%          68,887          68,887           -
Rockford, IL            Cherryvale Mall              Jul-06         7.375%          43,710          43,710           -
Lynchburg, VA           River Ridge Mall             Jan-07         4.000%          21,506          21,506           -
Madison, WI             East Towne Mall              Jan-07         8.010%          26,754          26,754           -
Madison, WI             West Towne Mall              Jan-07         8.010%          41,362          41,362           -
Chattanooga, TN         Hamilton Place               Mar-07         7.000%          62,642          62,642           -
Cincinnati, OH          Eastgate Crossing            Apr-07         6.380%          10,089          10,089           -
Charleston, SC          Citadel Mall                 May-07         7.390%          30,479          30,479           -
Highpoint, NC           Oak Hollow Mall              Feb-08         7.310%          43,832          43,832           -
Winston-Salem NC        Hanes Mall                   Jul-08         7.310%         107,448         107,448           -
Nashville, TN           Hickory Hollow Mall          Aug-08         6.770%          87,017          87,017           -
Nashville, TN           Courtyard At Hickory Hollow  Aug-08         6.770%           4,051           4,051           -
Nashville, TN           Rivergate Mall               Aug-08         6.770%          70,327          70,327           -
Nashville, TN           Village At Rivergate         Aug-08         6.770%           3,322           3,322           -
Lansing MI              Meridian Mall                Oct-08         4.520%          92,225          92,225           -
Cary , NC               Cary Towne Centre            Mar-09         6.850%          86,691          86,691           -
Joplin, MO              North Park Mall              Mar-09         5.500%          41,071          41,071           -
Fairview Heights, IL    St. Claire Square            Apr-09         7.000%          66,463          66,463           -
Daytona Beach, FL       Volusia Mall                 Apr-09         4.750%          54,044          54,044           -
Terre Haute, IN         Honey Creek Mall             Apr-09         4.750%          32,447          32,447           -
Meridian, MS            Bonita Lakes Mall            Oct-09         6.820%          26,154          26,154           -
Meridian, MS            Bonita Lakes Crossing        Oct-09         6.820%           8,195           8,195           -
Cincinnati, OH          Eastgate Mall   (a)          Dec-09         4.550%          56,797          56,797           -
Little Rock, AR         Park Plaza Mall              May-10         5.000%          40,948          40,948           -
Spartanburg, SC         Westgate Crossing            Jul-10         8.420%           9,530           9,530           -
Burnsville, MN          Burnsville Center            Aug-10         8.000%          68,975          68,975           -
Roanoke, VA             Valley View Mall             Sep-10         5.100%          44,125          44,125           -
Beaumont, TX            Parkdale Mall                Sep-10         5.010%          54,907          54,907           -
Beaumont, TX            Parkdale Crossing            Sep-10         5.010%           8,670           8,670           -
Nashville, TN           Coolsprings Galleria         Sep-10         8.290%         129,358         129,358           -
Stroud, PA              Stroud Mall                  Dec-10         8.420%          31,399          31,399           -
Wausau WI               Wausau Center                Dec-10         6.700%          13,109          13,109           -
York, PA                York Galleria                Dec-10         8.340%          50,204          50,204           -
Lexington KY            Fayette Mall                 Jul-11         7.000%          93,671          93,671           -
Chattanooga, TN         Hamilton Corner              Aug-11        10.125%           2,152           2,152           -
Asheville,  NC          Asheville Mall               Sep-11         6.980%          68,244          68,244           -
Ft Smith, AR            Massard Crossing             Feb-12         7.540%           5,822           5,822           -
Houston, TX             Willowbrook Plaza            Feb-12         7.540%          29,789          29,789           -
Vicksburg, MS           Pemberton Plaza              Feb-12         7.540%           1,989           1,989           -
Fayetteville, NC        Cross Creek Mall             Apr-12         5.000%          63,024          63,024           -
Colonial Heights, VA    Southpark Mall               May-12         5.100%          37,018          37,018           -

                                                                                                     Balance
                                                    Maturity    Interest                   ----------------------------
Location                Property                      Date        Rate         Balance          Fixed       Variable
-----------------------------------------------------------------------------------------------------------------------
Asheboro, NC            Randolph Mall                Jul-12         6.500%          14,894          14,894           -
Douglasville, GA        Arbor Place Mall             Jul-12         6.510%          77,325          77,325           -
Douglasville, GA        The Landing At Arbor Place   Jul-12         6.510%           8,729           8,729           -
Jackson, TN             Old Hickory Mall             Jul-12         6.510%          34,155          34,155           -
Louisville, KY          Jefferson Mall               Jul-12         6.510%          43,074          43,074           -
N Charleston SC         Northwoods Mall              Jul-12         6.510%          61,670          61,670           -
Racine, WI              Regency Mall                 Jul-12         6.510%          33,776          33,776           -
Saginaw, MI             Fashion Square               Jul-12         6.510%          59,203          59,203           -
Spartanburg, SC         Westgate Mall                Jul-12         6.500%          53,506          53,506           -
Chattanooga, TN         CBL Center                   Aug-12         6.250%          14,472          14,472           -
Panama City, FL         Panama City Mall             Aug-12         7.300%          39,513          39,513           -
Livonia, MI             Laurel Park Place            Dec-12         5.000%          50,609          50,609           -
Monroeville, PA         Monroeville Mall             Jan-13         5.300%         131,360         131,360           -
Greensburg PA           Westmoreland Mall            Jan-13         5.050%          80,958          80,958           -
Columbia, SC            Columbia Mall                Oct-13         5.450%          32,827          32,827           -
Laredo, TX              Mall del Norte               Dec-14         5.040%         113,400         113,400           -
Janesville WI           Janesville Mall              Apr-16         8.375%          13,199          13,199           -
                                                                               -----------     -----------   ---------
                                                                                 2,920,296       2,731,146     189,150
                                                                               -----------     -----------   ---------
Weighted average interest rate                                                       6.27%           6.41%       4.25%
Debt Premiums:
Colonial Heights, VA    Southpark Mall               May-12         5.100%           3,794           3,794           -
Daytona Beach, FL       Volusia Mall                 Apr-09         4.750%           3,531           3,531           -
Fayetteville, NC        Cross Creek Mall             Apr-12         5.000%           8,352           8,352           -
Joplin, MO              North Park Mall              Mar-09         5.500%             647             647           -
Little Rock, AR         Park Plaza Mall              May-10         4.900%           6,485           6,485           -
Lynchburg, VA           River Ridge Mall             Jan-07         4.000%           1,304           1,304           -
Livonia, MI             Laurel Park Place            Dec-12         5.000%          10,449          10,449           -
Monroeville, PA         Monroeville Mall             Jan-13         5.300%           3,264           3,264           -
Roanoke, VA             Valley View Mall             Sep-10         5.100%           6,877           6,877           -
Terre Haute, IN         Honey Creek Mall             Apr-09         4.750%           2,462           2,462           -
                                                                               -----------     -----------   ---------
                                                                                    47,165          47,165           -
                                                                               -----------     -----------   ---------
Weighted average interest rate                                                       4.98%           4.98%

SUBTOTAL                                                                         2,967,461       2,778,311     189,150
                                                                               -----------     -----------   ---------
Weighted average interest rate                                                       6.25%           6.39%       4.25%

CONSTRUCTION LOAN:
Lexington KY            The Plaza at Fayette         Dec-06         4.863%           8,550               -       8,550
Southaven, MS           Southaven Towne Center       Jun-07         4.350%          16,545               -      16,545
                                                                               -----------     -----------   ---------
                                                                                    25,095               -      25,095
                                                                               -----------     -----------   ---------

LINES OF CREDIT                                                     4.260%         466,285               -     466,285
                                                                               -----------     -----------   ---------

TOTAL BALANCE SHEET                                                             $3,458,841      $2,778,311    $680,530
Weighted average interest rate                                                       5.97%           6.39%       4.27%

                                                                                                     Balance
                                                    Maturity    Interest                   ----------------------------
Location                Property                      Date        Rate         Balance          Fixed       Variable
-----------------------------------------------------------------------------------------------------------------------

Plus CBL's Share Of Unconsolidated Affiliates:
El Centro, CA           Imperial Valley Mall         Dec-06        4.3800%          54,628               -      54,628
Paducah, KY             Kentucky Oaks                Jun-07        9.0000%          15,501          15,501           -
Huntsville, AL          Parkway Place                Jun-08        4.3750%          26,600               -      26,600
Del Rio, TX             Plaza del Sol                Aug-10        9.1500%           1,652           1,652           -
Myrtle Beach, SC        Coastal Grand-Myrtle Beach   Oct-14        5.0900%          58,327          58,327           -
Clarksville, TN         Governor's Square            Sep-16        8.2300%          14,745          14,745           -
Galileo America LLC     Portfolio                    various       4.7110%          37,429          31,490       5,939
                                                                               -----------     -----------   ---------
                                                                                   208,882         121,715      87,167
                                                                               -----------     -----------   ---------

Less Minority Interests' Share:                      Minority Interest %
Chattanooga, TN         CBL Center                    8.0%          6.250%          (1,158)         (1,158)          -
Chattanooga, TN         Hamilton Corner               10.0%        10.125%            (215)           (215)          -
Chattanooga, TN         Hamilton Place                10.0%         7.000%          (6,264)         (6,264)          -
Ft Smith AR             Massard Crossing              10.0%         7.540%          (5,240)         (5,240)          -
Highpoint, NC           Oak Hollow Mall               25.0%         7.310%         (10,958)        (10,958)          -
Houston, TX             Willowbrook Plaza             10.0%         7.540%         (26,810)        (26,810)          -
Vicksburg, MS           Pemberton Plaza               10.0%         7.310%          (1,791)         (1,791)          -
                                                                               -----------     -----------   ---------
                                                                                   (52,436)        (52,436)          -
                                                                               -----------     -----------   ---------

TOTAL OBLIGATIONS                                                               $3,615,287      $2,847,590    $767,697
                                                                               ===========    ============   =========
Weighted average interest rate                                                       5.91%           6.36%       4.26%

Total Debt of Unconsolidated Affiliates
El Centro, CA           Imperial Valley Mall         Dec-06         4.380%      $   54,628      $        -    $ 54,628
Paducah, KY             Kentucky Oaks                Jun-07         9.000%          31,000          31,000           -
Huntsville, AL          Parkway Place                Jun-08         4.375%          53,200               -      53,200
Del Rio, TX             Plaza del Sol                Aug-10         9.150%           3,266           3,266           -
Myrtle Beach, SC        Coastal Grand-Myrtle Beach  (Oct-14         5.090%         116,656         116,656           -
Clarksville, TN         Governor's Square            Sep-16         8.230%          31,042          31,042           -
Galileo America LLC     Portfolio                    various        4.711%         446,644         375,778      70,866
                                                                               -----------     -----------   ---------
                                                                                $  736,436      $  557,742    $178,694
                                                                               ===========    ============   =========
Weighted average interest rate                                                       4.95%           5.25%       4.00%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Quarter:                                         New                       New
                      Square     Prior Base  Initial Base   % Change    Average Base   % Change
  Property Type        Feet       Rent PSF     Rent PSF     Initial      Rent PSF      Average
---------------    ------------- ----------- ------------- ----------- -------------  ----------
Stabilized malls        472,356     $ 24.80       $ 27.70       11.7%       $ 28.46       14.8%
Associated centers       22,867       16.18         18.37       13.5%         18.63       15.1%
Community centers        27,300       18.52         18.63        0.6%         18.63        0.6%
Other                         -           -             -        0.0%             -        0.0%
TOTAL                   522,523     $ 24.09       $ 26.82       11.3%       $ 27.52       14.2%

Year To Date:                                    New                       New
                      Square     Prior Base  Initial Base   % Change    Average Base   % Change
  Property Type        Feet       Rent PSF     Rent PSF     Initial      Rent PSF      Average
---------------    ------------- ----------- ------------- ----------- -------------  ----------
Stabilized malls      1,160,662     $ 24.50       $ 25.86        5.5%       $ 26.49        8.1%
Associated centers       49,333       13.85         17.53       26.6%         17.86       29.0%
Community centers        38,500       15.51         15.64        0.8%         15.67        1.0%
Other                     3,087       20.83         24.35       16.9%         24.97       19.9%
TOTAL                 1,251,582     $ 23.80       $ 25.21        6.0%       $ 25.81        8.5%

Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Quarter:                                         New                       New
                      Square     Prior Base  Initial Base   % Change    Average Base   % Change
 Stabilized Malls      Feet       Rent PSF     Rent PSF     Initial      Rent PSF      Average
---------------    ------------- ----------- ------------- ----------- -------------  ----------
New leases              206,719     $ 25.45       $ 28.45       11.8%       $ 29.66       16.5%
Renewal leases          265,637       24.29         27.11       11.6%         27.53       13.3%
                        472,356     $ 24.80       $ 27.70       11.7%       $ 28.46       14.8%

Year To Date:                                    New                       New
                      Square     Prior Base  Initial Base   % Change    Average Base   % Change
 Stabilized Malls      Feet       Rent PSF     Rent PSF     Initial      Rent PSF      Average
---------------    ------------- ----------- ------------- ----------- -------------  ----------
New leases              374,938     $ 25.22       $ 27.66        9.7%       $ 28.83       14.3%
Renewal leases          785,724       24.16         25.00        3.5%         25.37        5.0%
                      1,160,662     $ 24.50       $ 25.86        5.5%       $ 26.49        8.1%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                                                       % Change of Total
                                                            Scheduled                 Unscheduled    Leased to Scheduled and
Quarter:                           Leased     Scheduled     Expiring    Unscheduled     Expiring      Unscheduled Expiring
                      Leased     Average Base  Expiring    Average Base  Expiring     Average Base       Average Base
  Property Type     Square Feet   Rent PSF    Square Feet   Rent PSF    Square Feet    Rent PSF            Rent PSF
---------------    ------------- ----------- ------------- ----------- -------------  -------------  ------------------------
Stabilized Malls        530,457     $ 28.06       277,074     $ 28.35       244,560     $ 23.67         7.3%
Associated centers       25,417       18.07        30,111       14.86        13,065       19.62        10.9%
Community centers        27,300       18.63        10,000       20.50         7,371       12.62         8.6%
Other                         -           -             -           -             -           -           -
TOTAL                   583,174     $ 27.19       317,185     $ 26.82       264,996     $ 23.16         8.1%

                                                                                                       % Change of Total
                                                            Scheduled                 Unscheduled    Leased to Scheduled and
Year To Date:                      Leased     Scheduled     Expiring    Unscheduled     Expiring      Unscheduled Expiring
                      Leased     Average Base  Expiring    Average Base  Expiring     Average Base       Average Base
  Property Type     Square Feet   Rent PSF    Square Feet   Rent PSF    Square Feet    Rent PSF            Rent PSF
---------------    ------------- ----------- ------------- ----------- -------------  -------------  ------------------------
Stabilized Malls      1,294,838     $ 26.42     1,001,735     $ 25.10       459,018     $ 23.10         8.0%
Associated centers       53,683       17.53        45,801       14.97        14,090       19.43         9.5%
Community centers        46,950       14.28        29,650       12.28        10,431       11.78        17.5%
Other                     3,087       24.98         2,148       20.72         1,695       20.00        22.5%
TOTAL                 1,398,558     $ 25.67     1,079,334     $ 24.30       485,234     $ 22.73         7.8%

Leasing Activity of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Quarter:            New Leases                    Renewal Leases          Total
                   ------------------------- ------------------------- -------------------------
                                       Average Base              Average Base        Average Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF   Square Feet    Rent PSF
                   ------------- ----------- ------------- ----------- -------------  ----------
Stabilized Malls        264,820     $ 28.60       265,637     $ 27.53       530,457     $ 28.06
Associated centers       15,377       18.26        10,040       17.78        25,417       18.07
Community centers        17,300       17.54        10,000       20.50        27,300       18.63
Other                         -           -             -           -             -           -
TOTAL                   297,497     $ 27.43       285,677     $ 26.94       583,174     $ 27.19

Year To Date:       New Leases                    Renewal Leases          Total
                   ------------------------- ------------------------- -------------------------
                                       Average Base              Average Base        Average Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF   Square Feet    Rent PSF
                   ------------- ----------- ------------- ----------- -------------  ----------
Stabilized Malls        509,114     $ 28.05       785,724     $ 25.37     1,294,838     $ 26.42
Associated centers       33,310       18.05        20,373       16.69        53,683       17.53
Community centers        17,300       17.54        29,650       12.38        46,950       14.28
Other                       939       28.51         2,148       23.43         3,087       24.98
TOTAL                   560,663     $ 27.13       837,895     $ 24.70     1,398,558     $ 25.67

Total Leasing Activity of Small Shop Space and Junior Anchors

Quarter:            New Leases                    Renewal Leases          Total
                   ------------------------- ------------------------- -------------------------
                                       Average Base              Average Base        Average Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF   Square Feet    Rent PSF
                   ------------- ----------- ------------- ----------- -------------  ----------
Stabilized Malls        264,820     $ 28.60       265,637     $ 27.53       530,457     $ 28.06
Associated centers       15,377       18.26        10,040       17.78        25,417       18.07
Community centers        17,300       17.54        10,000       20.50        27,300       18.63
Other                         -           -             -           -             -           -
TOTAL                   297,497     $ 27.43       285,677     $ 26.94       583,174     $ 27.19

Year To Date:       New Leases                    Renewal Leases          Total
                   ------------------------- ------------------------- -------------------------
                                       Average Base              Average Base        Average Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF   Square Feet    Rent PSF
                   ------------- ----------- ------------- ----------- -------------  ----------
Stabilized Malls        634,025     $ 24.72       785,724     $ 25.37     1,419,749     $ 25.08
Associated centers       33,310       18.05        20,373       16.69        53,683       17.53
Community centers        17,300       17.54        29,650       12.38        46,950       14.28
Other                       939       28.51         2,148       23.43         3,087       24.98
TOTAL                   685,574     $ 24.22       837,895     $ 24.70     1,523,469     $ 24.48

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                        As of June 30,
                   -------------------------
                       2005         2004
                   ------------- -----------
Stabalized malls        $ 25.62     $ 25.26
Non-stabalized malls      28.04       27.01
Associated centers        10.19        9.70
Community centers (1)     14.70        7.99

(1) Excludes community centers that were contributed to Galileo America

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005


Top 25 Based On Percentage Of Total Revenues As Of June 30, 2005:

                                                                                        Annual           Percentage
                                             Number of                                  Gross             of Total
               Tenant                          Stores          Square Feet            Rentals (1)         Revenues
----------------------------------------- --------------     ---------------       ---------------      ------------
1    Limited Brands, Inc.                        216            1,322,834            $44,461,750             5.9%
2    Foot Locker, Inc.                           179              704,921             26,432,328             3.5%
3    The Gap, Inc.                                91              913,661             22,074,472             2.9%
4    Luxottica Group, S.P.A. (2)                 188              338,028             15,542,201             2.1%
5    Abercrombie & Fitch, Co.                     60              409,017             14,503,639             1.9%
6    American Eagle Outfitters, Inc.              66              346,374             13,703,175             1.8%
7    Signet Group PLC (3)                         94              142,825             13,185,811             1.7%
8    JC Penney Co. Inc. (4)                       65            7,135,808             12,205,578             1.6%
9    Zale Corporation                            133              131,545             11,946,007             1.6%
10   Finish Line, Inc.                            58              309,904             11,308,190             1.5%
11   The Regis Corporation                       178              204,472              9,903,269             1.3%
12   Lerner New York, Inc.                        40              315,307              9,553,409             1.3%
13   Genesco Inc. (5)                            129              165,859              9,087,330             1.2%
14   Hallmark Cards, Inc.                         79              265,182              8,796,689             1.2%
15   Charming Shoppes, Inc. (6)                   51              306,047              8,721,877             1.2%
16   Pacific Sunwear of California                71              240,109              8,082,076             1.1%
17   Trans World Entertainment (7)                47              240,214              8,041,090             1.1%
18   The Children's Place Retail Stores, Inc.     48              202,314              7,534,952             1.0%
19   Aeropostale, Inc.                            56              188,540              7,350,871             1.0%
20   The Shoe Show of Rocky Mount, Inc            50              269,370              6,900,104             0.9%
21   Barnes & Noble, Inc.                         49              303,618              6,883,698             0.9%
22   Christopher & Banks, Inc.                    58              201,295              6,848,714             0.9%
23   Sun Capital Partners, Inc. (8)               55              319,580              6,820,809             0.9%
24   Claire's Stores, Inc.                       105              117,718              6,677,481             0.9%
25   Borders Group, Inc.                          43              256,542              6,672,334             0.9%
                                          --------------     ---------------       ---------------      ------------
                                               2,209           15,351,084           $303,237,854           40.3%
                                          ==============     ===============       ===============      ============

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at June 30, 2005.

(2)  Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased
     Cole  National   Corporation,   which  operates  Pearl  Vision  and  Things
     Remembered in October 2004.

(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.

(4)  J.C. Penney owns 28 of these stores.

(5) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone, and Cap Factory, as of April 2, 2004.

(6)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(7)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town) and Saturday Matinee.

(8) Sun Capital Partners, Inc. operates Sam Goody, Suncoast Motion Pictures, Musicland, Life Uniform, Anchor Blue, Mervyn's, Bruegger's Bagels, Wick's Furniture and the Mattress Firm.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

Capital Expenditures for Three Months and Six Months Ended June 30 , 2005 (In thousands)

                                                        Three Months  Six Months
                                                        ------------- ------------
Tenant allowances                                           $ 11,483     $ 20,152
                                                        ------------- ------------
Renovations                                                    8,174        9,517
                                                        ------------- ------------

Deferred maintenance:
   Parking lot and parking lot lighting                        1,717        1,908
   Roof repairs and replacements                               3,674        4,917
   Other capital expenditures                                  1,330        2,477
                                                        ------------- ------------
   Total deferred maintenancee expenditures                    6,721        9,302
                                                        ------------- ------------
Total capital expenditures                                  $ 26,378     $ 38,971
                                                        ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.


Deferred Leasing Costs Capitalized
(In thousands)

                                                            2005         2004
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 374        $ 492
   June 30,                                                      699          242
   September 30,                                                   -          524
   December 31,                                                    -          628
                                                        ------------- ------------
                                                             $ 1,073      $ 1,886
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2005

Properties Under Development at June 30, 2005
(Dollars in thousands)

                                                                            CBL's Share of
                                                                       --------------------------
                                                           Square         Total         Costs          Opening       Initial
 Property                         Location                  Feet          Costs        To Date           Date        Yield
--------------------------------  ---------------------  ------------  ------------   -----------   ---------------  ------
Mall Expansions:
Citadel Mall                      Charleston, SC              46,000       $ 6,545       $ 5,000      August-05         9%
Fayette Mall                      Lexington, KY              144,000        22,961        11,032      October-05       11%
Burnsville Center                 Burnsville, MN             146,000        24,612         6,080     Nov-05/Mar-06      9%
Stroud Mall                       Stroudsburg, PA              4,513         1,326           231     September-05       9%
St. Clair Square                  Fairview Heights, IL         8,500         2,794         1,700      October-05        9%

Open Air Centers:
Southaven Towne Center            Southaven, MS              437,600        43,238        28,860      October-05       10%
Gulf Coast Town Center Phase I    Ft. Meyers, FL             445,000        71,806 (a)    47,799 (a)  October-05        9%

Community Centers:
Cobblestone Village at Royal Palm Royal Palm Beach, FL       225,000        10,029         8,719     September-05       9%
Chicopee Marketplace              Chicopee, MA               156,000        20,360        12,726     September-05       9%

Community Center Expansion:
Fashion Square                    Orange Park, FL             18,000         3,278           886     September-05      10%
                                                         ------------  ------------   -----------
                                                           1,630,613     $ 206,949     $ 123,033
                                                         ============  ============   ===========

(a) Amounts shown are 100% of the cost and cost to date. CBL is funding the cost at this time.